                                                                EXHIBIT 10.06(b)
                                                                ----------------

                            STOCKHOLDERS' AGREEMENT
                            -----------------------

           AGREEMENT made this 6th day of November , 1996, by and among (i) Occupational Health + Rehabilitation Inc, a Delaware corporation (the "Company"), (ii) the individuals and entities listed under the heading "Holders" on Schedule I attached hereto, and (iii) those persons whose names are set forth
   ----------
under the heading "Investors" on Schedule I hereto (the "Investors").
                                 ----------

           WHEREAS, the Investors are acquiring up to an aggregate of 1,666,667 shares of the Series A Preferred Stock, $.001 par value per share, of the Company (the "Series A Preferred Stock") pursuant to a certain Series A Convertible Preferred Stock Purchase Agreement dated as of November 6, 1996, by and among the Investors and the Company (the "Purchase Agreement");

           NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Holders and the Investors agree as follows:

           1.        Election of Directors.
                     ----------------------

                     Each of the parties hereto agrees to vote all of the Stock (as hereinafter defined) of the Company now owned or hereafter acquired by such party (and attend, in person or by proxy, all meetings of stockholders called for the purpose of electing directors), and the Company agrees to take all actions (including, but not limited to the nomination of specified persons) to cause and maintain the election to the Board of Directors of the Company, to the extent permitted pursuant to the Company's Restated Certificate of Incorporation, as amended, the following:

                     (a) the Chief Executive Officer of the Company, who shall initially be John C. Garbarino;

                     (b) a person designated by those persons designated as Telor Principal Stockholders on Schedule II hereto by a majority in interest of Stock held by them, who shall initially be Angus M. Duthie;

                     (c) a person designated by those persons designated as OH+R Principal Stockholders on Schedule II hereto by a majority in interest of Stock held by them, who shall initially be Kevin J. Dougherty;

                     (d) two persons designated by Cahill, Warnock Strategic Partners Fund, L.P., one of whom shall initially be Edward L. Cahill and the other of whom shall be designated at a later date, and
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                                      -2-

                     (e) two persons who shall be unaffiliated with the management of the Company and mutually agreeable to all of the other directors.

                     Each of the parties further covenants and agrees to vote, to the extent possible, all shares of Stock of the Company now owned or hereafter acquired by such party so that the Company's Board of Directors shall consist of no more than seven (7) members. For the purposes of this Agreement, "Stock" shall mean and include all Series A Preferred Stock and all shares of Common Stock, and all other securities of the Company which may be exchangeable for or issued in exchange for or in respect of shares of Common Stock (whether by way of stock split, stock dividend, combination, reclassification, reorganization or any other means).

                     In the absence of any designation from the persons or groups so designating directors as specified above, the director previously designated by them and then serving shall be reelected if still eligible to serve as provided herein.

                     No party hereto shall vote to remove any member of the Board of Directors designated in accordance with the aforesaid procedure unless the persons or groups so designating directors as specified above so vote, and, if such persons or groups so vote then the non-designating party or parties shall likewise so vote.

                     Any vacancy on the Board of Directors created by the resignation, removal, incapacity or death of any person designated under this
Section 1 shall be filled by another person designated in a manner so as to preserve the constituency of the Board as provided above.

                     If any party to this Agreement shall fail to vote such party's Stock as provided in this Agreement, without further action by such party, the President of the Company shall be, and hereby is, irrevocably constituted the attorney-in-fact and proxy of such party for the purpose of voting the shares of such Stock and shall vote the same in accordance with the terms of this Agreement and is hereby authorized to revoke any proxy providing for any other vote of such shares with respect to the election of directors.

           2.        Termination. This Agreement, and the respective rights and
                     -----------
obligations of the parties hereto, shall terminate upon the earliest to occur of the following: (i) the expiration of ten years from the date first written above; (ii) a Mandatory Conversion pursuant to the terms of Paragraph 6O of the Company's Certificate of Designations; or (iii) the sale of the Company, whether by merger, sale, or transfer of more than eighty percent (80%) of its capital stock, or sale of substantially all of its assets.

           3.        Notices. All notices, requests, demands and other
                     -------
communications provided for hereunder shall be in writing (including electronic communication) and delivered personally, or by overnight courier, or by facsimile or other electronic means or sent by certified or registered United States mail, postage prepaid, return receipt requested and addressed as follows:

           If to any Investor: at such Investor's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on Schedule I hereto or at such other
                                         ----------
address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section, with a copy to Leslie E. Davis, Esq., Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110.

           If to the Company: at 175 Derby Street, Suite 36, Hingham, Massachusetts 02043, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section, with a copy to Donna L. Brooks, Esq., Shipman & Goodwin LLP, One American Row, Hartford, CT 06103.

           All such notices, requests, demands and other communications shall be effective three days after deposited in the mails or upon receipt when delivered electronically, by facsimile, by hand or by overnight courier, respectively, addressed as aforesaid, unless otherwise provided herein.

           4.        Specific Performance. The rights of the parties under this
                     --------------------
Agreement are unique and, accordingly, the parties shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.

           5. Entire Agreement. This Agreement constitutes the entire agreement
              ----------------
among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter, including, without limitation, that certain Voting Agreement of the Company dated as of June 6, 1996.

           6. Waivers and Further Agreements. Any of the provisions of this
              ------------------------------
Agreement may be waived with the consent of the Investors holding at a majority in interest of the issued and outstanding shares of Series A Preferred Stock (including shares of Common Stock into which any such shares may have been converted) then held or deemed to be held by all Investors by an instrument in writing. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as any other party may reasonably require in order to effectuate the terms and purposes of this Agreement. Notwithstanding the foregoing, no waiver approved in accordance herewith shall be effective if and to the extent that such waiver grants to any one or more Investors any rights more favorable than any rights granted to all other Investors or otherwise treats any one or more Investors differently than all other Investors.

           7.        Amendments. Except as otherwise expressly provided herein,
                     ----------
this Agreement may not be amended except by an instrument in writing executed by
(i) the Company, (ii) Investors holding a majority in interest of the issued and outstanding shares of Series A Preferred Stock (including shares of Common Stock into which any such shares may have been converted), and (iii) Holders holding a majority of the shares of Common Stock subject to this Agreement. Notwithstanding the foregoing, no such amendment shall be effective if and to the extent that such amendment creates any additional affirmative obligations to be complied with by any or all of the Investors.

           8.        Assignment; Successors and Assigns.  This Agreement shall
                     ----------------------------------
be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees.

           9.        Severability. In case any one or more of the provisions
                     ------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

           10.       Counterparts.  This Agreement may be executed in two or
                     ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           11.       Section Headings.  The headings contained in this
                     ----------------
Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

           12. Governing Law. This Agreement shall be construed and enforced in
               -------------
accordance with and governed by the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

           13.       Legend.  The certificates representing the shares of
                     ------
Series A Preferred Stock shall bear a legend substantially in the following form:

           "The shares represented by this certificate are subject to the terms and conditions of a Stockholders' Agreement dated as of November 6, 1996, a copy of which will be furnished to any interested party upon written request without charge."

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the parties hereto have executed this Stockholders' Agreement as a sealed instrument as of the day and date first above written.

INVESTORS:                         THE COMPANY:

CAHILL, WARNOCK STRATEGIC          OCCUPATIONAL HEALTH +
PARTNERS FUND, L.P.                  REHABILITATION INC

By:  Cahill, Warnock Strategic
        Partners, L.P.             By:
                                      ___________________________________

By:
   ------------------------------
Title: General Partner
      ---------------------------
                                   HOLDERS:

STRATEGIC ASSOCIATES, L.P.         PRINCE VENTURE PARTNERS III
                                     LIMITED PARTNERSHIP
By:  Cahill, Warnock & Company,
LLC
                                   By: Prince Ventures, L.P., General Partner
By:
   ------------------------------
Title: Managing Member
      ---------------------------
                                   By:
                                      ___________________________________

AXA U.S. GROWTH FUND, LLC          *THE VENTURE CAPITAL FUND OF
                                      NEW ENGLAND III, L.P.

By:                                By:  FH & Co. III, L.P., Its General Partner
   ------------------------------
Title: Managing Member
      ---------------------------
                                   By:
                                      ___________________________________

U.S. GROWTH FUND PARTNERS,
  C.V.
                                   *BANCBOSTON VENTURES, INC.

By:
   ------------------------------
Title: General Partner
      ---------------------------
                                   By:
                                      ___________________________________

DOUBLE BLACK DIAMOND II, LLC
LLC
                                   --------------------------------------
                                   John C. Garbarino
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                                      -6-

By:
   ------------------------------
Title:     Managing Member
      ---------------------------

                                   --------------------------------------
                                   Lynne M. Rosen
ALMANORI LIMITED

                                   *VENROCK ASSOCIATES

By:
   ------------------------------
Title:     Attorney-in-Fact
      ---------------------------
                                   By:
                                      ___________________________________


                                   *VENROCK ASSOCIATES II, L.P.


                                   By:
                                      ___________________________________


                                   *ASSET MANAGEMENT ASSOCIATES,
                                      1989, L.P.

                                   By:  AMC Partners 89, L.P., General
                                   Partner


                                   By:
                                      ___________________________________

* In their capacities as Holders and Investors hereunder.

                                                                      SCHEDULE I

                   OCCUPATIONAL HEALTH + REHABILITATION INC

                                    HOLDERS
                                    -------

Prince Venture Partners III Limited Partnership
The Venture Capital Fund of New England III, L.P.
BancBoston Ventures, Inc.
John C. Garbarino
Lynne M. Rosen
Venrock Associates
Venrock Associates II, L.P.
Asset Management Associates, 1989, L.P.

                                   INVESTORS
                                   ---------

Cahill, Warnock Strategic Partners Fund, L.P.
10 North Calvert Street
Suite 735
Baltimore, Maryland 21202
Attn:  Mr. Edward L. Cahill

Strategic Associates, L.P.
10 North Calvert Street
Suite 735
Baltimore, Maryland 21202
Attn:  Mr. Edward L. Cahill

Axa U.S. Growth Fund, LLC
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

U.S. Growth Fund Partners, C.V.
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Double Black Diamond II, LLC
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Almanori Limited
c/o Partech International
50 California Street
Suite 3200
San Francisco, CA 94111
Attn:  Mr. Thomas G. McKinley

Asset Management Associates, 1989, L.P.
2275 East Bayshore Road
Palo Alto, CA  94303
Attn:  Mr. Craig C. Taylor

Venrock Associates
Room 5508
30 Rockefeller Plaza
New York, New York 10112
Attn:  Mr. Patrick F. Latterell

Venrock Associates II, L.P.
Room 5508
30 Rockefeller Plaza
New York, New York 10112
Attn:  Mr. Patrick F. Latterell

The Venture Capital Fund of New England, III,
L.P.
160 Federal Street, 23rd Floor
Boston, MA  02110
Attn:  Mr. Kevin J. Dougherty

BancBoston Ventures, Inc.
100 Federal Street
Boston, MA  02110
Attn:  Ms. Marcia T. Bates

                                                                     SCHEDULE II

                   OCCUPATIONAL HEALTH + REHABILITATION INC


                          OH+R Principal Stockholders
                          ---------------------------

Prince Venture Partners III Limited Partnership
The Venture Capital Fund of New England III, L.P.
BancBoston Ventures, Inc.


                         Telor Principal Stockholders
                         ----------------------------

Prince Venture Partners III, Limited Partnership
Venrock Associates
Venrock Associates II, L.P.
Asset Management Associates, 1989, L.P.